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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 1, 2005

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                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                      000-50789              33-0145723
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                                13950 Stowe Drive
                             Poway, California 92064
          (Address of principal executive offices, including zip code)

                                 (858) 726-1600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition.

         On November 1, 2005, the Company issued a press release announcing financial results for the fiscal quarter ended September 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

         This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.                             Description
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99.1          Press Release dated November 1, 2005.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIGIRAD CORPORATION

                                        By:/s/ Todd P. Clyde
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                                           Todd P. Clyde
                                           Chief Financial Officer

Date:  November 1, 2005